AMENDMENT No. 1
                                     To The
                      RESTATED AND AMENDED SAN JUAN UNIT 4
                      PURCHASE AND PARTICIPATION AGREEMENT
                                     Between
                      Public Service Company of New Mexico
                                       and
                     Utah Associated Municipal Power Systems

1.0      PARTIES

         This Amendment No. 1 to the Restated and Amended San Juan Unit 4 Purchase and Participation Agreement ("Amendment No. 1") is made and entered into this 27th day of October 1999, by and between PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation ("PNM") and UTAH ASSOCIATED MUNICIPAL POWER SYSTEMS, a political subdivision of the State of Utah ("UAMPS"), hereinafter sometimes referred to individually as a "Party" or collectively as the "Parties."

2.0      RECITALS

         This Amendment No. 1 is made with reference to the following facts, among others:

         2.1 The Restated and Amended San Juan Unit 4 Purchase and Participation Agreement (the "PPA") was entered into by the Parties as of May 27, 1993. The PPA governs the purchase by UAMPS of a 7.028 percent undivided ownership interest in San Juan Unit 4 and associated common facilities, supplies and inventories and the operation thereof by PNM as Operating Agent of the San Juan Project.

         2.2 PNM and Tucson Electric Power Company ("TEP") only are parties to the San Juan Project Co-Tenancy Agreement (the "Co-Tenancy Agreement") and the San Juan Project Operating Agreement (the "Operating Agreement").


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         2.3 The  Co-Tenancy  Agreement  and the Operating  Agreement  have been previously amended by action of PNM and TEP, through and including Amendments Number 10 to the Co-Tenancy Agreement and the Operating Agreement.

         2.4 The San Juan Project Construction Agreement was terminated in 1995 by action of PNM and TEP.

         2.5 PNM, TEP, Century Power Company, Southern California Public Power Authority ("SCPPA"), the City of Farmington, New Mexico ("Farmington"), M-S-R Public Power Agency ("M-S-R"), the Incorporated County of Los Alamos, New Mexico ("Los Alamos") and the City of Anaheim, California ("Anaheim") entered into the San Juan Project Designated Representative Agreement ("DR Agreement") as of April 29, 1994, for the purpose of complying with the federal Clean Air Act Amendments of 1990; the DR Agreement was thereafter accepted by UAMPS and Tri-State Generation and Transmission Association, Inc. ("Tri-State") at the time of their respective purchases of ownership interests in the San Juan Project.

         2.6 The owners of the San Juan Project, including PNM and UAMPS, have negotiated a San Juan Project Participation Agreement among PNM, TEP,
Farmington, M-S-R, Los Alamos, SCPPA, Anaheim, UAMPS and Tri-State (the "Participation Agreement") to amend, restate and replace in their entirety the Co-Tenancy Agreement and the Operating Agreement and to set out in one instrument all of the matters previously included in the Co-Tenancy Agreement and the Operating Agreement.

         2.7 The Participation Agreement will, upon its effective date, provide UAMPS with all the rights, privileges and obligations of a "Participant," as that term is defined in the Participation Agreement, and is intended to supersede the rights, privileges and obligations of UAMPS as a "Unit Participant," as that term is defined in the Operating Agreement.


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         2.8 The Parties  desire to amend the PPA to harmonize  the PPA with the
Participation Agreement.

         NOW, THEREFORE, based on the foregoing recitals and in consideration of the mutual promises, terms and covenants of this Amendment No. 1, the Parties hereby agree as follows:

3.0      TERM AND TERMINATION

         3.1 This Amendment No. 1 shall become effective as of the date on which the Participation Agreement becomes effective.

         3.2 Sections 1.1, 1.2 and 1.3 of the PPA are amended to read in their entirety as follows:

                1.1 This Agreement shall become  effective on the Effective Date and shall, unless terminated earlier by the Parties, remain in effect until July 1, 2022; provided, however, that if the term of the San Juan Project Participation Agreement, dated as of ________________, 1999 (the "Participation Agreement") is extended, the term of this Agreement shall be extended, without further action of the Parties, so that the terms of this Agreement and of the Participation Agreement shall be coterminous.

         3.3      Section 1.4 is renumbered as Section 1.2.

4.0      CHANGES IN REFERENCES TO CO-TENANCY AGREEMENT
         AND OPERATING AGREEMENT

         4.1 Section 7 of the PPA is hereby amended to read in its entirety as follows:

                7.1 Participation Agreement. Except as otherwise provided in this Agreement, the rights and obligations of the Parties with respect to the San Juan Project are as set forth in the Participation Agreement. Any reference in this Agreement to any provision of the San Juan Project Agreements shall be deemed to be a reference to the corresponding or successor provision of the Participation Agreement.


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                7.2 PNM/UAMPS  Relationship.  The  relationship  between PNM and
             UAMPS with respect to Unit 4 shall be governed by this Agreement and the Interconnection Agreement. As between PNM and UAMPS, where a specific provision of this Agreement is in conflict with a provision in one or more of the San Juan Project Agreements, the provisions of this Agreement shall govern.

         4.2 Except as otherwise provided herein, the Participation Agreement shall be applicable to all aspects of UAMPS' ownership interest in San Juan Unit 4.

5.0      FINANCING

         5.1      Section 8.2 of the PPA is hereby deleted in its entirety.

6.0      PNM AS OPERATING AGENT

         6.1 Section 10 of the PPA is hereby amended to read in its entirety as follows:

                10.1 UAMPS  recognizes that PNM is the Operating  Agent, as that term is defined in Section 5.31 of the Participation Agreement.

                10.2 PNM's responsibilities as Operating Agent to UAMPS are described in Section 28 of the Participation Agreement.

7.0      APPLICABILITY OF CERTAIN PROVISIONS OF CO-TENANCY AGREEMENT

         7.1      Section 11 of the PPA is hereby deleted in its entirety.

8.0 ENTITLEMENT TO AND SCHEDULING OF POWER AND ENERGY 8.1 Section 12 of the PPA is hereby deleted in its entirety.

9.0      START-UP AND AUXILIARY POWER

         9.1 Section 13 of the PPA is hereby amended to read in its entirety as follows:

                13.1 The  provisions  of this  Section 13 shall  apply after the
             Closing Date. Each Party shall be obligated to provide its share of start-up and auxiliary power and energy in proportion to its Participation Share in San Juan Unit 4 as provided in Section 17 of the Participation Agreement. Any supplementary arrangements which may be required to facilitate UAMPS' supply of start-up and auxiliary power and energy shall be made in accordance with procedures established by the Operating Committee, as that term is defined in Section 7 of the Interconnection Agreement.


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10.0     CAPITAL BETTERMENTS, ADDITIONS AND REPLACEMENTS

         10.1     Section 14 of the PPA is hereby deleted in its entirety.

11.0     DEFAULTS

         11.1 Sections 19.5, 19.6 and 19.7 of the PPA are hereby deleted in their entirety.

12.0     DISPUTES; ARBITRATION

         12.1 Section 20 of the PPA is hereby amended to read in its entirety as follows:

                20.1 In the event  that a dispute  between  the  Parties  should arise under this Agreement, such dispute shall be first submitted to the PNM and UAMPS members on the Engineering and Operating Committee for resolution. In the event these members are unable to resolve such dispute within ninety (90) days after submission, the dispute shall be referred in writing to the President or a Vice President designated by PNM and the Chairman of the Board of Directors of UAMPS, or his or her designee. If such dispute has not been resolved within thirty (30) days after the referral made by either Party (unless such thirty (30) day period is extended by mutual agreement of the Parties), either Party may thereafter call for submission of such dispute to arbitration in the manner set forth in Section 37 of the Participation Agreement, which call shall be binding upon the Parties, except that the notices required under Section 37.1 of the Participation Agreement shall only be provided to the Parties to this Agreement unless the dispute between the Parties to this Agreement affects the interests of other parties to the Participation Agreement.

13.0     DESTRUCTION, DAMAGE OR CONDEMNATION OF SAN JUAN UNIT 4

         13.1     Section 22 of the PPA is hereby deleted in its entirety.

14.0     RELATIONSHIP OF THE PARTIES

         14.1     Section 24.2 of the PPA is hereby deleted in its entirety.


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15.0     ASSIGNMENT, TRANSFER, CONVEYANCE OR OTHER DISPOSITION

         15.1 Section 29.2 of the PPA is hereby amended to read in its entirety as follows:

                29.2 Except as otherwise  specifically  provided in this Section
             29, should UAMPS desire to assign, transfer, convey or otherwise dispose of ("Assign") the Transfer Interest to any person, company, corporation, governmental agency or other entity other than PNM (an "Outside Party"), PNM shall have a right of first refusal to purchase the Transfer Interest. Such right shall be exercised in accordance with the terms and conditions and the procedures set out in Section 11 of the Participation Agreement.

         15.2 Sections 29.3,  29.4,  29.5,  29.6, 29.7, 29.8 and 29.9 of the PPA
are hereby deleted in their entirety.

         15.3 Section 29.10 of PPA is hereby renumbered as Section 29.3, and is amended to read in its entirety as follows:

                29.3 UAMPS shall have a right of first  refusal  with respect to any sale, transfer or other disposition of all or any part of any interest of PNM in Unit 4 (the "PNM Transfer Interest") by PNM. UAMPS shall have no right of first refusal with respect to any sale, transfer or other disposition by any party of any part of or interest in Unit 1, Unit 2 or Unit 3; or in any such sale, transfer or other disposition of any part of or interest in Unit 4 by a party other than PNM; provided further that the right of first refusal granted herein to UAMPS shall be subordinate to any rights of first refusal previously granted to other parties with respect to Unit 4. Such right of first refusal shall commence on the Closing Date, shall continue for the term of this Agreement and shall be exercised in accordance with the terms and conditions and the procedures set out in Section 11 of the Participation Agreement.

         15.4 Sections 29.11, 29.12, 29.13, 29.14, 29.15, 29.16 and 29.17 of the
PPA are hereby deleted in their entirety.

16.0     NOTICES

         16.1 Section 30.1.2 of the PPA is hereby revised to read in its entirety as follows:

                  30.1.2 Utah Associated Municipal Power Systems c/o General Manager
                             2825 E. Cottonwood Parkway
                             Suite 200
                             Salt Lake City, UT 84121


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17.0     CONTINUATION IN EFFECT

         17.1 Except as herein modified, all provisions of the PPA are unchanged and continue in full force and effect.

         IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the date set forth above.

                                   PUBLIC SERVICE COMPANY OF NEW MEXICO

                                   By:       /s/ Patrick J. Goodman
                                       --------------------------------------
                                             Patrick J. Goodman
                                             Vice President, Power Production



                                   UTAH ASSOCIATED MUNICIPAL POWER
                                   SYSTEMS

                                   By:
                                       --------------------------------------
                                            Chairman, Board of Directors

[SEAL]
ATTEST:


-----------------------
Secretary

73200

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